Exhibit 10.23(b)

FIRST AMENDMENT TO LEASE AGREEMENT

Landlord:	CARRAMERICA REALTY CORPORATION, a Maryland corporation

Tenant:	FOCUS ENHANCEMENTS, INC., a Delaware corporation

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of June 30, 2000 by and between CARRAMERICA. REALTY CORPORATION, a Maryland corporation (“Landlord”), and FOCUS ENHANCEMENTS, INC., a Delaware corporation (“Tenant”).

A.            Landlord and Tenant entered into a Lease Agreement dated June 7, 2000 (the “Lease”), regarding the premises (“Premises”) containing 7,390 Rentable Square Feet in Suite 120 of Building A in Sunset Corporate Park located at 22867 N.W. Bennett Street, Hillsboro, Oregon 97124.

B.            Lease Commencement Date, Termination Date. Landlord and Tenant hereby agree that the Commencement Date of the Lease is June 15, 2000, and the Termination Date of the Lease is December 31, 2005.

C.            Landlord and Tenant hereby agree to amend the Base Rent as follows:

		Base Rent per	Annual Base
Months	Square Footage	RSF	Rent	Monthly Rent
1 — 6	7,390	$0.00	$0.00	$0.00
7 — 36	7,390	$1.00	$88,712.28	$7,392.69
37 — 66.5	7,390	$1.08	$95,806.68	$7,983.89

D.            Acceptance of Premises. Tenant has inspected the Premises an I affirms that the Premises is acceptable in all respects in its current “as is” condition, except for latent defects that have been identified by Tenant and written notice of which has been provided to Landlord as provided in Section 3.B. of the Lease.

The Lease, as modified by this Amendment, is hereby ratified and affirmed and shall continue in full force and effect. From and after the date of this Amendment, all references to the “Lease” shall mean the Lease, as modified by this Amendment.

EXECUTED effective as of the date first set forth above.

LANDLORD:		TENANT:
CARRAMERICA REALTY CORPORATION		FOCUS ENHANCEMENTS INC.
A Maryland corporation		a Delaware Corporation

By:	/s/ Clete Casper	By:	/s/ Brett Moyer
Print Name: Clete Casper		Print Name: Brett Moyer
Its: Managing Director		Its: EVP & COO